Evergreen Special Equity Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
29	INDEPENDENT AUDITORS’ REPORT

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Special Equity Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with WorldCom’s announcement of

LETTER TO SHAREHOLDERS continued

more than $3 billion in erroneous accounting. This proved to ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward.

Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter.

We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved.

Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment strategies, paying particular attention

LETTER TO SHAREHOLDERS continued

to the investor’s time horizon. As the financial markets become more comfortable with the fundamentals of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“We believe that declining market volatility and a seasonal improvement in investor optimism will potentially benefit smaller capitalization stocks over the coming months. Growth stocks should benefit most from any renewed interest in smaller stocks as investors search for relative bargains.”

MANAGEMENT TEAM

Timothy M. Stevenson, CFA
Special Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/15/1994
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	8/30/1999	8/30/1999	8/30/1999	3/15/1994	3/15/1994

Average Annual Returns*
1 year with sales charge	-27.42%	-27.30%	-25.01%	N/A	N/A

1 year w/o sales charge	-22.99%	-23.47%	-23.47%	-22.75%	-22.87%

5 year	-2.32%	-1.83%	-1.59%	-0.88%	-1.11%

Since Portfolio Inception	7.11%	7.58%	7.58%	8.08%	7.88%

Maximum Sales Charge	5.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A	N/A

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y shares of the fund’s predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to their inception and 2) the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund. The performance has not been adjusted to reflect the differences in the 12b-1 fee applicable to each class. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Special Equity Fund Class A shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -22.99% for the 12-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned -18.16%, and the median return of funds in Lipper’s small cap growth category was -16.91%. Lipper Inc. is an independent monitor of mutual fund performance.

The fund outperformed its benchmark in three of the last four quarters. We sharply lagged our benchmark in the fourth quarter of 2001, thereby dragging down our trailing 12-month period return. The conservative nature of the portfolio, in terms of market risk or beta, was a significant negative contributor to return in the fourth quarter of 2001, accounting for more than 35% of the total net monthly return contribution. Additional significant negative contributors to our return were our size, which is larger than the benchmark, and momentum bets. Those three factors, beta, size and momentum, combined for nearly 75% of the negative total net monthly return contribution for the fourth quarter.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$287,091,549

Number of Holdings	148

Beta	1.09

R-squared	0.55

P/E Ratio	16.3x

What was the market environment during the period?

The period began on the heels of September 11, with optimism about potential earnings growth producing a fairly robust environment during the fourth quarter of 2001. The optimism was short lived, however, and during the first quarter of 2002 the market stabilized. Early in the second quarter of 2002, many experts were still projecting a recovery late in the year, but it soon became evident that economic recovery would elude us for a much longer time period. Both the second and third quarters of 2002 were unusually volatile.

Both the stock market and the U.S. economy have been trudging along, weighted down by multiple events that have proved difficult to absorb. Events such as the Enron investigation, the criminal conviction of Arthur Andersen LLP, the arrest of ImClone’s former CEO, the indictment of Tyco International’s ex-CEO, and the uncovering of accounting errors at WorldCom made investors even more risk averse as the year progressed. Fears of continued terrorism and threats of war added to investors’ uncertainty. Amid unusual market volatility, growth stocks of all market capitalizations and across sectors declined during the period, but small cap stocks declined even more sharply.

PORTFOLIO MANAGER INTERVIEW continued

What factors affected the fund’s performance?

Early in the 12-month period, particularly during the last quarter of 2001, we pursued a strategy of targeting high-beta stocks. This worked well as long as the market was willing to reward higher risk. By the first quarter of 2002, however, the situation had changed and consumer staples and basic industries did well, while, for the most part, small cap technology companies retreated. Stock selection was the most positive factor in both of these quarters. In addition, we were rewarded by underweighted positions in companies that turned out to have negative cash flow.

Stock selection was again a significant positive contributor to relative results during both the second and third quarters of 2002. We experienced the most benefit from our stock selection in the information technology and industrial sectors. Over the last several quarters the portfolio was positioned to benefit from a robust trend in consumer spending -- a trend we thought would persist longer than many investors expected. Our strategy was quite successful until very recently when consumer confidence numbers and unemployment data suggested that consumers were finally starting to feel anxious about their financial status. We also benefited from our relative underexposure to companies with negative cash flows in the second half of the fiscal year, as we also did in the first. Our strategies of targeting stocks with a greater trading liquidity as well as those with a strong price momentum were also successful.

In contrast, economic sector allocation was a relative drag on performance in the two final quarters of the period. We were penalized by our overweighting in the information technology sector, as well as by an underweighting in the banking industry, particularly among the low beta or low risk financial companies. As we mentioned earlier, the Enron debacle among others spawned a great deal of anxiety over accounting practices and many stocks were painted with the broad brush of suspicion.

TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Information Technology	23.0%

Consumer Discretionary	21.2%

Health Care	17.6%

Industrials	14.0%

Financials	8.6%

Which areas contributed positively to the fund’s performance?

Several companies within the healthcare sector benefited from positive news late in the 12-month period. Pharmaceutical Resources reported earnings that exceeded the market’s expectations for the quarter ended June 30, 2002, and strong sales growth in both core and new products caused earnings to be revised upward for the third quarter. Diagnostics Products Corporation also announced that it had surpassed expectations for revenue and earnings for the same quarter, largely a result of recent FDA approval for its products in the fight against hepatitis B.

PORTFOLIO MANAGER INTERVIEW continued

Two holdings in the energy sector contributed to the fund’s performance as well. Blue Rhino, a provider of propane grill cylinder exchanges, continued to benefit from the new National Fire Protection Association guidelines mandating that all cylinders be equipped with an overflow protection device. In addition, next year the company plans to roll out a propane-powered product to combat mosquitoes. Pogo Producing, an oil and gas exploration company, had successful drilling operations in the Gulf of Mexico and Thailand, which increased its production volumes and drove earnings and revenues higher.

Which areas negatively affected performance?

The economic slowdown throughout most of 2002 adversely affected a broad range of industries and companies. A number of the fund’s holdings revised their guidance downward, including Radiologix, which develops, consolidates and manages radiology service networks; and D&K Healthcare, a wholesale distributor of pharmaceutical and related healthcare and beauty aid products. Falling short of expectations was particularly painful for some companies in the information technology sector, such as JDA Software, a leading international provider of software solutions for the retail industry; and Genesis Microchip, a producer of integrated circuits for digital display systems whose stock price declined dramatically.

TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

Sangstat Medical Corp.	1.5%

Invision Technologies, Inc.	1.5%

FLIR Systems, Inc.	1.5%

Hilb, Rogal & Hamilton Co.	1.4%

FTI Consulting, Inc.	1.3%

K-Swiss, Inc., Class A	1.3%

Global Imaging Systems, Inc.	1.3%

Jos. A. Bank Clothiers, Inc.	1.2%

Bio-Rad Laboratories, Inc., Class A	1.2%

Airgas, Inc.	1.2%

What is your outlook over the next 12 months?

We believe that declining market volatility and a seasonal improvement in investor optimism will potentially benefit smaller capitalization stocks over the coming months. Growth stocks should benefit most from any renewed interest in smaller stocks as investors search for relative bargains. Stock prices may rise even without evidence of any near term improvement in fundamental business trends as investors gravitate toward stocks they perceive to be “oversold” from a technical analysis perspective. A recovery in small growth stocks could be sharp and dramatic if such a scenario plays out.

We do not expect to see many “breakaway” stocks -- those stocks that double and triple quickly in price in response to very rapid earnings growth. While many companies will continue to disappoint investors with negative earnings news and thus falter during a market advance, very few companies will be able to demonstrate clear competitive

PORTFOLIO MANAGER INTERVIEW continued

advantage in a slow growth economy, in our opinion. Trading opportunities will abound for patient investors who have more modest and realistic return expectations for stocks.

While we are quite willing to tactically overweight and underweight industries and sectors to capture higher investment returns, we believe that a widely diversified approach may reap higher benefits until the economy resumes a more consistent growth trend. The slow advance of the recovery is further encumbered by the growing threat of military action against Iraq. Jittery currency and energy markets complicate the corporate earnings picture and make it difficult to identify clear winners and losers from an industry and sector perspective. Resolution of the war threat may enable us to make more confident assessments of the important economic variables that influence broader trends.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002	2001[1]	2001	2000[2]
CLASS A
Net asset value, beginning of period	$9.83	$11.25	$15.67	$13.97
Income from investment operations
Net investment loss	-0.06	-0.01	-0.05	-0.04
Net realized and unrealized gains or losses on securities and futures transactions	-2.20	-1.41	-2.79	3.93
Total from investment operations	-2.26	-1.42	-2.84	3.89

Distributions to shareholders from
Net realized gains	0	0	-1.58	-2.19

Net asset value, end of period	$7.57	$9.83	$11.25	$15.67
Total return[3]	-22.99%	-12.62%	-20.00%	31.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,727	$30,425	$34,927	$35,390
Ratios to average net assets
Expenses[4]	1.26%	1.24%[5]	1.24%	1.31%[5]
Net investment loss	-0.61%	-0.37%[5]	-0.47%	-0.61%[5]
Portfolio turnover rate	164%	25%	178%	172%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  For the period from August 30, 1999 (commencement of class operations), to June 30, 2000.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002	2001[1]	2001	2000[2]
CLASS B
Net asset value, beginning of period	$9.67	$11.09	$15.59	$13.97
Income from investment operations
Net investment loss	-0.15	-0.03	-0.12	-0.08
Net realized and unrealized gains or losses on securities and futures transactions	-2.12	-1.39	-2.80	3.89
Total from investment operations	-2.27	-1.42	-2.92	3.81

Distributions to shareholders from
Net realized gains	0	0	-1.58	-2.19

Net asset value, end of period	$7.40	$9.67	$11.09	$15.59
Total return[3]	-23.47%	-12.80%	-20.67%	30.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$28,404	$40,477	$46,795	$40,898
Ratios to average net assets
Expenses[4]	2.01%	1.99%[5]	1.99%	2.06%[5]
Net investment loss	-1.35%	-1.12%[5]	-1.21%	-1.36%[5]
Portfolio turnover rate	164%	25%	178%	172%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  For the period from August 30,1999 (commencement of class operations), to June 30, 2000.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002	2001[1]	2001	2000[2]
CLASS C
Net asset value, beginning of period	$9.67	$11.09	$15.59	$13.97
Income from investment operations
Net investment loss	-0.16	-0.03	-0.14	-0.09
Net realized and unrealized gains or losses on securities and futures transactions	-2.11	-1.39	-2.78	3.90
Total from investment operations	-2.27	-1.42	-2.92	3.81

Distributions to shareholders from
Net realized gains	0	0	-1.58	-2.19

Net asset value, end of period	$7.40	$9.67	$11.09	$15.59
Total return[3]	-23.47%	-12.80%	-20.67%	30.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$13,982	$20,208	$23,510	$25,769
Ratios to average net assets
Expenses[4]	2.01%	1.98%[5]	1.99%	2.06%[5]
Net investment loss	-1.36%	-1.12%[5]	-1.23%	-1.36%[5]
Portfolio turnover rate	164%	25%	178%	172%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  For the period from August 30, 1999 (commencement of class operations), to June 30, 2000.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002	2001[1]	2001	2000	1999[2]	1998
CLASS I
Net asset value, beginning of period	$10.02	$11.46	$15.92	$14.20	$11.25	$11.27
Income from investment operations
Net investment loss	-0.04	-0.01	-0.03	-0.05	-0.02	-0.05
Net realized and unrealized gains or losses on securities and futures transactions	-2.24	-1.43	-2.85	3.96	4.15	1.52
Total from investment operations	-2.28	-1.44	-2.88	3.91	4.13	1.47

Distributions to shareholders from
Net realized gains	0	0	-1.58	-2.19	-1.18	-1.49

Net asset value, end of period	$7.74	$10.02	$11.46	$15.92	$14.20	$11.25
Total return	-22.75%	-12.57%	-19.92%	30.89%	42.02%	14.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$214,871	$251,463	$264,723	$192,146	$116,966	$73,981
Ratios to average net assets
Expenses[3]	1.01%	0.99%[4]	0.99%	1.05%	1.06%	1.10%
Net investment loss	-0.36%	-0.13%[4]	-0.22%	-0.35%	-0.36%	-0.48%
Portfolio turnover rate	164%	25%	178%	172%	99%	62%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  On July 24,1998, the assets and certain liabilities of CoreFund Special Equity Fund (\xd2 CoreFund\xd3 ) were acquired by Evergreen Special Equity Fund (\xd2 Special Equity Fund\xd3 ). Shareholders of CoreFund Class\x11 Y became owners of that number of shares of Special Equity Fund, Class I, having an aggregrate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilites and its operating results for the periods prior to July 24, 1998 have been carried forward.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,
	2002	2001[1]	2001	2000	1999[2]	1998
CLASS IS
Net asset value, beginning of period	$9.84	$11.27	$15.70	$14.05	$11.18	$11.25
Income from investment operations
Net investment loss	-0.07	0	-0.05	-0.10	-0.06	-0.10
Net realized and unrealized gains or losses on securities and futures transactions	-2.18	-1.43	-2.80	3.94	4.11	1.52
Total from investment operations	-2.25	-1.43	-2.85	3.84	4.05	1.42

Distributions to shareholders from
Net realized gains	0	0	-1.58	-2.19	-1.18	-1.49

Net asset value, end of period	$7.59	$9.84	$11.27	$15.70	$14.05	$11.18
Total return	-22.87%	-12.69%	-20.02%	30.70%	41.55%	13.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,107	$4,680	$5,349	$7,835	$4,043	$2,981
Ratios to average net assets
Expenses[3]	1.26%	1.23%[4]	1.24%	1.30%	1.31%	1.35%
Net investment loss	-0.60%	-0.37%[4]	-0.48%	-0.61%	-0.61%	-0.73%
Portfolio turnover rate	164%	25%	178%	172%	99%	62%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

2.  On July 24, 1998, the assets and certain liabilities of CoreFund Special Equity Fund (\xd2 CoreFund\xd3 ) were acquired by Evergreen Special Equity Fund (\xd2 Special Equity Fund\xd3 ). Shareholders of CoreFund Class\x11 A and Class\x11 B became owners of that number of shares of Special Equity Fund, Class IS, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 97.6%
CONSUMER DISCRETIONARY - 21.2%
Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc. *	43,460	$ 1,085,631
Commercial Services & Supplies - 0.9%
Central Parking Corp.	125,136	2,520,239
Distributors - 0.4%
SCP Pool Corp. *(p)	40,604	1,112,956
Hotels, Restaurants & Leisure - 3.4%
AFC Enterprises, Inc. *	106,662	2,153,506
GTECH Holdings Corp. *	82,029	2,035,960
Isle of Capri Casinos, Inc. *(p)	143,417	2,392,195
Scientific Games Corp., Class A	199,708	1,338,243
The Steak n Shake Co. *	171,289	1,884,179
9,804,083
Household Durables - 1.3%
Harman International Industries, Inc.	23,377	1,209,760
Matthews International Corp., Class A	115,188	2,691,943
3,901,703
Leisure Equipment & Products - 1.9%
Activision, Inc. *	99,257	2,375,220
Lexar Media, Inc. *	441,466	1,169,885
Monaco Coach Corp. *(p)	100,964	2,022,309
5,567,414
Media - 1.4%
Cumulus Media, Inc. *	74,471	1,314,413
Journal Register Co. *	149,583	2,819,640
4,134,053
Multi-line Retail - 0.7%
Chico’s FAS, Inc. *(p)	121,897	1,941,819
Specialty Retail - 9.1%
Blue Rhino Corp. *(p)	85,948	1,314,145
Circuit City Stores, Inc. (p)	37,088	595,262
Dollar Thrifty Automotive Group *	71,746	1,151,523
Dress Barn, Inc. *	98,311	1,529,719
Finish Line, Inc., Class A *	133,925	1,208,004
Gymboree Corp. *	208,540	3,401,287
Hollywood Entertainment Corp. *	193,529	2,810,041
J. Jill Group, Inc. *	108,591	1,891,655
Jo Ann Stores, Inc., Class A *(p)	48,747	1,366,866
Jos. A. Bank Clothiers, Inc. *(p)	199,686	3,576,376
Rent-A-Center, Inc. *	48,871	2,538,849
Too, Inc. *	48,087	1,119,465
Tractor Supply Co. *	55,466	1,762,710
West Marine, Inc. *(p)	150,208	1,892,621
26,158,523
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Textiles & Apparel - 1.7%
K-Swiss, Inc., Class A	172,089	$ 3,677,542
Timberland Co., Class A *	34,304	1,086,751
4,764,293
CONSUMER STAPLES - 3.0%
Food & Drug Retailing - 1.0%
CKE Restaurants, Inc. *	126,981	507,924
J & J Snack Foods Corp. *	22,257	820,171
Performance Food Group Co. *	46,643	1,583,996
2,912,091
Food Products - 1.6%
Dean Foods Co. *(p)	32,728	1,301,920
Fresh Del Monte Produce, Inc.	82,927	2,122,102
Ralcorp Holdings, Inc. *	55,573	1,182,037
4,606,059
Household Products - 0.4%
Playtex Products, Inc. *	133,723	1,137,983
ENERGY - 4.1%
Energy Equipment & Services - 1.2%
FMC Technologies, Inc. *	105,632	1,770,392
Oceaneering International, Inc. *	62,382	1,587,622
3,358,014
Oil & Gas - 2.9%
Newfield Exploration Co. *	65,544	2,201,623
Pogo Producing Co.	88,557	3,016,252
Westport Resources Corp. *(p)	172,274	3,152,614
8,370,489
FINANCIALS - 8.6%
Banks - 2.8%
Alabama National BanCorp.	65,679	2,973,945
BankUnited Financial Corp. *	80,258	1,280,115
East West Bancorp, Inc.	38,386	1,295,911
New York Community Bancorp, Inc.	28,251	795,831
Private Bankcorp, Inc. (p)	13,167	402,515
Staten Islands Bancorp, Inc.	75,512	1,313,909
8,062,226
Diversified Financials - 1.4%
Jeffries Group, Inc. (p)	80,642	3,077,299
Pre-Paid Legal Services, Inc. *(p)	45,263	899,828
3,977,127
Insurance - 2.4%
Brown & Brown, Inc.	101,551	3,046,530
Hilb, Rogal & Hamilton Co.	94,483	3,897,424
6,943,954
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Real Estate - 2.0%
Annaly Mortgage Management, Inc. REIT	101,932	$ 1,880,646
Anworth Mortgage Asset Corp. (p)	126,286	1,539,426
Impac Mortgage Holdings, Inc.	197,335	2,200,285
5,620,357
HEALTH CARE - 17.6%
Biotechnology - 3.4%
Sangstat Medical Corp. *	212,152	4,425,491
Scios, Inc. *(p)	112,798	2,870,709
Transkaryotic Therapies, Inc. *(p)	46,656	1,521,825
Trimeris, Inc. *(p)	19,782	878,717
9,696,742
Health Care Equipment & Supplies - 4.7%
Bio-Rad Laboratories, Inc., Class A *	93,367	3,516,201
Cholestech Corp. *(p)	189,847	1,968,713
Cooper Companies, Inc. (p)	21,271	1,116,728
Diagnostic Products Corp.	16,659	766,314
IGEN International *(p)	58,919	1,760,500
Medical Action Industries, Inc. *	55,807	661,927
Meridian Medical Technologies, Inc. *(p)	49,508	1,779,813
Varian Medical Systems, Inc. *	44,850	1,928,101
13,498,297
Health Care Providers & Services - 7.0%
Accredo Health, Inc. *	61,277	2,920,217
Cerner Corp. *(p)	60,901	2,144,324
Coventry Health Care, Inc. *	77,820	2,529,150
D & K Healthcare Resources, Inc. (p)	60,542	541,851
Henry Schein, Inc. *	43,195	2,278,536
Humana, Inc. *	123,266	1,528,499
Mid Atlantic Medical Services, Inc. *	63,583	2,301,705
MIM Corp. *(p)	135,272	1,278,320
Pediatrix Medical Group, Inc. *	81,664	2,530,767
Stericycle, Inc. *(p)	55,371	1,878,184
19,931,553
Pharmaceuticals - 2.5%
aaiPharma, Inc. *(p)	58,596	709,012
Connetics Corp. *	284,379	2,630,506
KV Pharmaceutical Co., Class A *	27,836	526,100
Ligand Pharmaceuticals, Inc., Class B *	137,279	933,497
Pharmaceutical Resources, Inc. *	52,937	1,481,177
Versicor, Inc. *(p)	113,356	965,793
7,246,085
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

INDUSTRIALS - 14.0%
Aerospace & Defense - 4.0%
Alliant Techsystems, Inc. *	47,382	$ 3,281,203
Aviall, Inc. *(p)	274,455	2,796,696
Dynamics Research Corp. *	150,058	2,187,846
Teledyne Technologies, Inc. *	180,486	3,277,626
11,543,371
Building Products - 2.1%
Aaon, Inc. *	183,567	3,105,954
Apogee Enterprises, Inc.	48,273	528,106
ElkCorp.	133,882	2,285,366
5,919,426
Commercial Services & Supplies - 4.3%
Arbitron, Inc. *	70,997	2,420,998
Banta Corp.	55,394	1,966,487
Corrections Corp. of America *	50,284	706,490
FTI Consulting, Inc. *(p)	94,468	3,756,048
Global Imaging Systems, Inc. *	192,260	3,629,869
12,479,892
Electrical Equipment - 0.4%
Genlyte Group, Inc. *	29,405	1,044,466
Machinery - 0.3%
Cascade Corp. *	72,602	1,020,058
Road & Rail - 2.9%
Covenant Transport, Inc., Class A *	75,978	1,329,615
Genesee & Wyoming, Inc., Class A *	114,201	2,540,972
Heartland Express, Inc. *	95,623	1,791,975
P.A.M. Transportation Services, Inc. *	138,801	2,648,323
8,310,885
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 0.4%
3Com Corp. *	254,917	1,004,373
Computers & Peripherals - 2.2%
Pinnacle Systems, Inc. *	250,467	2,705,044
WebEx Communications, Inc. *(p)	120,367	1,346,907
Western Digital Corp. *	493,275	2,318,392
6,370,343
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

Electronic Equipment & Instruments - 6.7%
02Micro International, Ltd. *(p)	127,395	$ 1,003,872
Benchmark Electronics, Inc. *(p)	111,325	2,343,391
FLIR Systems, Inc. *(p)	120,413	4,196,393
Invision Technologies, Inc. *(p)	137,089	4,388,219
Itron, Inc. *	149,705	2,753,075
OSI Systems, Inc. *(p)	185,101	3,203,173
Power Integrations, Inc. *(p)	35,273	429,978
Varian, Inc. *	37,815	1,044,072
		19,362,173
Internet Software & Services - 2.8%
Neoware Systems, Inc. *	67,003	941,392
Overture Services, Inc. *(p)	61,527	1,450,191
United Online, Inc. (p)	118,806	1,139,350
Vitalworks, Inc. *	258,908	1,882,261
Websense, Inc. *	213,801	2,482,230
		7,895,424
IT Consulting & Services - 3.8%
Alliance Data Systems Corp. *	136,452	2,067,248
Bearing Point, Inc.	191,799	1,239,022
eResearch Technology, Inc. *(p)	106,445	1,963,910
Fidelity National Information Solutions, Inc. *(p)	105,863	1,618,645
Kroll, Inc. *(p)	160,180	3,176,370
Neoforma, Inc. *(p)	94,959	895,463
		10,960,658
Semiconductor Equipment & Products - 6.4%
ChipPac, Inc. *	231,690	495,585
ESS Technology, Inc. *(p)	208,624	1,283,038
Integrated Circuit System, Inc. *	214,588	3,369,032
Marvell Technology Group, Ltd. *(p)	171,015	2,710,588
Omnivision Technologies, Inc. *(p)	396,386	2,576,509
Silicon Image, Inc. *(p)	256,684	1,049,837
Silicon Laboratories, Inc. *(p)	168,746	3,093,114
Sypris Solutions, Inc. *	128,979	1,399,422
Zoran Corp. *(p)	205,903	2,264,933
		18,242,058
Software - 0.7%
ANSYS, Inc. *(p)	57,569	991,914
JDA Software Group, Inc. *(p)	71,807	501,931
THQ, Inc. *(p)	30,351	631,300
		2,125,145
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

	Shares	Value

MATERIALS - 4.8%
Chemicals - 3.0%
Airgas, Inc. *	262,809	$ 3,450,682
Armor Holdings, Inc. *	133,793	2,005,557
Lubrizol Corp.	31,156	880,780
Octel Corp.	118,482	2,238,125
8,575,144
Containers & Packaging - 0.8%
Owens Illinois, Inc. *	116,337	1,316,935
Pactiv Corp. *	53,722	883,727
2,200,662
Metals & Mining - 1.0%
Meridian Gold, Inc. *(p)	163,347	2,989,250
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
IDT Corp. *	123,628	2,015,136
Intrado, Inc. *	139,104	1,343,745
TTI Team Telecom International, Ltd. *(p)	72,589	492,153
3,851,034
Total Common Stocks		280,246,053
SHORT-TERM INVESTMENTS - 30.7%
MUTUAL FUND SHARES - 30.7%
Evergreen Institutional Money Market Fund (o)	5,772,662	5,772,662
Navigator Prime Portfolio (pp)	82,231,015	82,231,015
Total Short-Term Investments		88,003,677
Total Investments - (cost $402,241,017) - 128.3%		368,249,730
Other Assets and Liabilities - (28.3%)		(81,158,181)
Net Assets - 100.0%		$ 287,091,549

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 402,241,017
Net unrealized losses on securities	(33,991,287)
Market value of securities	368,249,730
Receivable for securities sold	1,715,130
Receivable for Fund shares sold	845,726
Dividends and interest receivable	262,836
Prepaid expenses and other assets	34,932

Total assets	371,108,354

Liabilities
Payable for securities purchased	1,484,725
Payable for Fund shares redeemed	270,019
Payable for securities on loan	82,231,015
Advisory fee payable	6,167
Distribution Plan expenses payable	1,377
Due to other related parties	790
Accrued expenses and other liabilities	22,712

Total liabilities	84,016,805

Net assets	$ 287,091,549

Net assets represented by
Paid-in capital	$ 472,957,124
Undistributed net investment loss	(3,633)
Accumulated net realized losses on securities	(151,870,655)
Net unrealized losses on securities	(33,991,287)

Total net assets	$ 287,091,549

Net assets consists of
Class A	$ 26,727,352
Class B	28,404,330
Class C	13,981,532
Class I	214,871,144
Class IS	3,107,191

Total net assets	$ 287,091,549

Shares outstanding
Class A	3,529,043
Class B	3,839,478
Class C	1,890,593
Class I	27,755,861
Class IS	409,609

Net asset value per share
Class A	$ 7.57
Class A -- Offering price (based on sales charge of 5.75%)	$ 8.03
Class B	$ 7.40
Class C	$ 7.40
Class I	$ 7.74
Class IS	$ 7.59

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

Investment income
Dividends	$ 1,712,698
Securities lending income	441,913
Interest	184,238

Total investment income	2,338,849

Expenses
Advisory fee	3,312,167
Distribution Plan expenses
Class A	83,770
Class B	404,782
Class C	204,917
Class IS	10,769
Administrative services fees	360,018
Transfer agent fee	557,618
Trustees’ fees and expenses	7,295
Printing and postage expenses	50,791
Custodian fee	81,033
Registration and filing fees	54,942
Professional fees	18,112
Other	5,865

Total expenses	5,152,079
Less: Expense reductions	(8,729)
Fee waivers	(817,952)

Net expenses	4,325,398

Net investment loss	(1,986,549)

Net realized and unrealized losses on securities
Net realized losses on securities	(59,695,071)
Net change in unrealized gains or losses on securities	(23,806,958)

Net realized and unrealized losses on securities	(83,502,029)

Net decrease in net assets resulting from operations	$ (85,488,578)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001 (a)

Operations
Net investment loss		$ (1,986,549)		$ (309,398)
Net realized losses on securities		(59,695,071)		(8,599,796)
Net change in unrealized gains or losses on securities		(23,806,958)		(41,152,720)

Net decrease in net assets resulting from operations		(85,488,578)		(50,061,914)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,843,641	18,325,822	552,035	6,062,785
Class B	731,135	7,315,825	233,857	2,509,353
Class C	540,108	5,526,754	95,759	1,028,669
Class I	10,000,857	101,408,783	3,053,823	33,973,321
Class IS	147,036	1,536,225	19,692	204,492

		134,113,409		43,778,620

Automatic conversion of Class B shares to Class A shares
Class A	96,230	1,003,615	644	7,098
Class B	(98,143)	(1,003,615)	(653)	(7,098)

		0		0

Payment for shares redeemed
Class A	(1,507,204)	(14,676,381)	(561,474)	(6,007,479)
Class B	(979,147)	(9,129,150)	(266,492)	(2,777,334)
Class C	(739,544)	(6,928,044)	(125,654)	(1,318,706)
Class I	(7,343,079)	(75,863,474)	(1,049,994)	(11,459,247)
Class IS	(212,971)	(2,189,728)	(18,836)	(204,728)

		(108,786,777)		(21,767,494)

Net increase in net assets resulting from capital share transactions		25,326,632		22,011,126

Total increase (decrease) in net assets		(60,161,946)		(28,050,788)
Net assets
Beginning of period		347,253,495		375,304,283

End of period		$ 287,091,549		$ 347,253,495

Undistributed net investment loss		$ (3,633)		$ (614)

(a) For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2001

Operations
Net investment loss		$ (1,626,183)
Net realized losses on securities		(69,612,920)
Net change in unrealized gains or losses on securities		(13,071,038)

Net decrease in net assets resulting from operations		(84,310,141)

Distributions to shareholders from
Net realized gains
Class A		(3,918,700)
Class B		(4,800,216)
Class C		(2,888,296)
Class I		(22,300,559)
Class IS		(680,016)

Total distributions to shareholders		(34,587,787)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	1,710,285	21,730,173
Class B	2,014,065	26,340,945
Class C	845,710	11,115,669
Class I	10,922,363	140,176,945
Class IS	146,971	1,748,633

		201,112,365

Net asset value of shares issued in reinvestment of distributions
Class A	263,564	3,688,876
Class B	338,325	4,679,858
Class C	196,629	2,732,321
Class I	1,122,417	15,454,665
Class IS	39,641	554,733

		27,110,453

Automatic conversion of Class B shares to Class A shares
Class A	7,042	78,001
Class B	(7,123)	(78,001)

		0

Payment for shares redeemed
Class A	(1,133,859)	(13,516,495)
Class B	(749,909)	(8,997,026)
Class C	(574,988)	(6,725,277)
Class I	(7,048,437)	(91,893,388)
Class IS	(214,424)	(2,868,687)

		(124,000,873)

Net asset value of shares issued in acquisition
Class I	6,028,088	87,893,830
Class IS	3,363	48,289

		87,942,119

Net increase in net assets resulting from capital share transactions		192,164,064

Total increase in net assets		73,266,136
Net assets
Beginning of period		302,038,147

End of period		$ 375,304,283

Undistributed net investment loss		$ (1,536)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Special Equity Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Classes A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS continued

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.92% of the Fund’s average daily net assets.

During the year ended September 30, 2002, the investment advisor waived its fees in the amount of $817,952 which represents 0.23% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $84,384 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A and Class IS shares and 1.00% of the average net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on July 21, 2000, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Select Social Principles Fund in an exchange for 6,028,088 Class I and 3,363 Class IS shares of the Fund. The net assets were exchanged through a tax-free exchange of the respective shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $16,276,580. The aggregate net assets of the Fund and Evergreen Select Social Principles Fund immediately prior to the acquisition were $313,292,943 and $87,942,119, respectively. The aggregate net assets of the Fund immediately after the acquisition were $401,235,062.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $604,126,417 and $577,982,245, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $77,040,405 and $82,231,015, respectively.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $403,984,860. The gross unrealized appreciation and depreciation on securities based on tax cost was $18,812,685 and $54,547,815, respectively, with a net unrealized depreciation of $35,735,130.

As of September 30, 2002, the Fund had $98,864,805 in capital loss carryovers for federal income tax purposes with $91,355,348 expiring in 2009 and $7,509,457 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post October losses of $51,262,007.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended September 30, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryforward and Post-OctoberLoss
$3,633	$35,735,130	$150,126,812

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $8,729 which represents 0.00% of its average net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Special Equity Fund, a portfolio of Evergreen Select Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Special Equity Fund as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 1, 2002

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563836 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034